Exhibit 10.2

GUARANTY AGREEMENT

This Guaranty Agreement (as may be amended, restated, or otherwise modified from time to time, “Guaranty Agreement”), is executed and delivered on December 31, 2019, by each of the guarantors identified on the signature pages hereto (each, together with its successors and permitted assigns, a “Guarantor” and collectively the “Guarantors”) in favor of STERLING NATIONAL BANK, a national banking association (in such capacity, together with its successors and assigns, the “Lender”).

Recitals:

WHEREAS, AIR INDUSTRIES MACHINING, CORP., a New York corporation (“AIM”), NASSAU TOOL WORKS, INC., a New York corporation (“NTW”), and THE STERLING ENGINEERING CORPORATION, a Connecticut corporation (“Engineering”, and together with AIM and NTW, herein collectively called, together with their successors, “Borrowers” and each a “Borrower”), Guarantors, and Lender have entered into that certain Loan and Security Agreement of even date herewith (as amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”; terms used and not defined herein shall have the meaning given to such terms in the Loan Agreement), pursuant to which Lender has agreed to make available to Borrowers a revolving line of credit and one or more term loans, all in accordance with and subject to the terms and conditions set forth in the Loan Agreement;

WHEREAS, it is a condition precedent to the Lender’s obligation to make the Loans and advances available to Borrowers under the Loan Agreement that the Guarantors execute and deliver to Lender this Guaranty Agreement;

WHEREAS, Air Industries Group, a Nevada corporation (“Parent”), is the sole shareholder of each Borrower, and Air Realty Group, LLC, a Connecticut limited liability company (“Realty”), is an affiliate of Borrowers; and

WHEREAS, each Guarantor has determined that (a) it will directly and indirectly benefit from the availability of extensions of credit to the Borrowers under the Loan Agreement and from the other transactions evidenced by and contemplated in the Loan Documents, (b) it will benefit, directly and indirectly, from executing and delivering this Guaranty Agreement, (c) it is in such Guarantor’s best interest, and within its organizational purpose, to execute and deliver and, if called upon to do so, to perform its obligations under this Guaranty Agreement, and (d) the execution and delivery of this Guaranty Agreement and the other Loan Documents to which such Guarantor is a party is necessary or convenient to the conduct, promotion, and attainment of the business of such Guarantor;

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NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Guarantor hereby agrees as follows:

1. Guaranty of Guaranteed Obligations. As an inducement to Lender to make the Loans or otherwise extend credit and other financial accommodations to Borrowers under the Loan Agreement, each Guarantor, for value received, does hereby unconditionally, irrevocably, and absolutely guarantee to Lender the prompt and full payment and performance of the following obligations when due, whether at stated maturity, by acceleration or otherwise (collectively, the “Guaranteed Obligations”): all indebtedness, liabilities and other obligations now or hereafter owing by Borrowers to Lender under or in connection with the Loan Agreement and any other Loan Document (including, without limitation, all Obligations as defined thereunder), whether or not evidenced by any note or other instrument or document, whether arising from or in connection with a loan, extension of credit, issuance of a letter of credit, acceptance, guaranty, indemnification, or otherwise, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including all principal, interest, charges, costs, fees, expenses, including costs, fees and expenses of attorneys employed or engaged by Lender in connection with any of the foregoing, filing fees, and any other sums chargeable to Borrowers or any Guarantor under this Guaranty Agreement or any of the other Loan Documents. This Guaranty Agreement is and shall be an absolute, unconditional, irrevocable, and continuing unlimited guaranty of payment, and not solely of collection. Notwithstanding anything in this Guaranty Agreement to the contrary, the amount of the Guaranteed Obligations shall be limited to a maximum aggregate amount equal to the largest amount that would not render this Guaranty Agreement subject to avoidance as a fraudulent transfer or conveyance under any Applicable Laws, after giving effect to all other liabilities of Guarantors, contingent or otherwise, that are relevant under such laws, and after giving effect to the value, as assets (as determined under the applicable provisions of such laws), of any rights of Guarantors to contribution, indemnity, and/or subrogation from any Borrower or any other Person.

2. Representations and Warranties. Each Guarantor hereby represents and warrants to Lender as follows:

(a) Parent is the sole shareholder of each Borrower, and Realty is an affiliate of Borrowers with operations that are dependent on Borrowers and Borrowers’ business.

(b) Each Guarantor has received and will receive a direct and indirect material benefit from the transactions evidenced by and contemplated in the Loan Agreement and the other Loan Documents. The value of the consideration received and to be received by such Guarantor is reasonably worth at least as much as the liability and obligation of such Guarantor hereunder. This Guaranty Agreement is given by such Guarantor in furtherance of its direct and indirect business interests.

(c) Such Guarantor is currently informed of the financial condition of each Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. Such Guarantor has read and understands the terms and conditions of the Loan Documents. Such Guarantor is familiar with, and has had an opportunity to review the books and records regarding, the financial condition of each Borrower and is familiar with the value of any and all property intended to be security for the payment of all or any part of the Guaranteed Obligations; provided, that such Guarantor is not relying on such financial condition or the existence or value of any such security as an inducement to enter into this Guaranty Agreement. Such Guarantors has adequate means to obtain, on a continuing basis, information concerning the financial condition of each Borrower. Such Guarantor has not been induced to enter into this Guaranty Agreement on the basis of a contemplation, belief, understanding, or agreement that any Person other than Borrowers or Guarantors will be liable to pay the Guaranteed Obligations. Lender has not made any representation, warranty, or statement to such Guarantor in order to induce such Guarantor to execute this Guaranty Agreement.

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3. Covenants. Each Guarantor hereby agrees to comply with each covenant and agreement contained in the Loan Agreement applicable to it as a Credit Party or Guarantor, as applicable.

4. Obligations Not Impaired. Each Guarantor agrees that its obligations under this Guaranty Agreement shall not be released, diminished, impaired, reduced, or affected by the occurrence of any one or more of the following events: (a) lack of organizational authority of any Borrower; (b) any receivership, insolvency, bankruptcy, or other proceedings affecting any Borrower or its property; (c) partial or total release or discharge of any Borrower or any other Guarantor or other Person from the performance of any obligation contained in any instrument or agreement evidencing, governing, or securing all or any part of the Guaranteed Obligations, whether occurring pursuant to any Applicable Law or otherwise; (d) any change in the time, manner, or place of payment of, or in any other term of, or any increase or decrease in the amount of, all the Guaranteed Obligations, or any portion thereof, or any other amendment or waiver of any term of, or any consent to departure from any requirement of, any of the Loan Documents; (e) the taking or accepting of any collateral security for all or any part of the Guaranteed Obligations, this Guaranty Agreement, or any other guaranty; (f) the taking or accepting of any other guaranty for all or any part of the Guaranteed Obligations; (g) any failure to acquire, perfect, or continue any security interest or lien on Collateral securing all or any part of the Guaranteed Obligations or on any property securing this Guaranty Agreement; (h) any exchange, release, or subordination of any security interest or lien on any Collateral, or any release, amendment, waiver, or subordination of any term of any guaranty of the Guaranteed Obligations or any other impairment of any collateral security or guaranty now or hereafter securing all or any part of the Guaranteed Obligations; (i) any failure to dispose of any collateral security at any time securing all or any part of the Guaranteed Obligations or this Guaranty Agreement in a commercially reasonable manner or as otherwise may be required by any Applicable Law; (j) any merger, reorganization, consolidation, or dissolution of any Borrower or any other Person at any time liable for any of the Obligations, any sale, lease, or transfer of any or all of the assets of any Borrower or any other Person at any time liable for any of the Obligations, or any change in name, business, organization, location, composition, structure, or organization of any Borrower or any other Person at any time liable for any of the Obligations; (k) any change of control or any other change in the capitalization or Equity Interest ownership of any Borrower or any other Person at any time liable for any of the Obligations; (l) any invalidity or unenforceability of or defect or deficiency in any of the Loan Documents or all or any part of the Guaranteed Obligations; (m) avoidance or subordination of the Guaranteed Obligations, or any portion thereof, (n) the unenforceability of all or any part of the Guaranteed Obligations against the Borrowers because any interest contracted for, charged, or received in respect of the Guaranteed Obligations exceeds the amount permitted by any Applicable Law; (o) any waiver, consent, extension, forbearance, or granting of any indulgence by Lender with respect to the Guaranteed Obligations or any provision of any of the Loan Documents; (p) any delay in or lack of enforcement of any remedies under the Loan Documents; (q) the act of creating all or any part of the Guaranteed Obligations is ultra vires, or the officers or other representatives creating all or any part of the Guaranteed Obligations acted in excess of their authority; (r) any election of remedies by Lender; (s) any of the Loan Documents were forged; (t) the election by Lender in any proceeding under the Bankruptcy Code of the application of Section 1111(b)(2) thereof; (u) any borrowing or grant of a security interest by any Borrower as debtor-in-possession, under Section 364 of the Bankruptcy Code; (v) any use by a Borrower (whether with the consent of Lender or otherwise) of cash collateral during the pendency of any bankruptcy proceeding; (w) the making of post-petition loans or any other provision for the extension of post-petition credit to any Borrower as debtor-in-possession in any bankruptcy proceedings; (x) the disallowance in bankruptcy of all or any portion of the claims of Lender for payment of any of the Guaranteed Obligations; or (y) any other circumstance which might otherwise constitute a legal or equitable discharge or defense available to any Borrower or any Guarantor (other than that the Guaranteed Obligations shall have been paid and performed in full).

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5. Consent and Waiver.

(a) Each Guarantor hereby waives: (i) notice of acceptance of this Guaranty Agreement; (ii) notice of any Loans or other financial accommodations or the creation or existence of any Guaranteed Obligations; (iii) notice of the amount of the Guaranteed Obligations; (iv) notice of any adverse change in the financial condition of any Borrower or any other Person or of any other fact that might increase or otherwise change such Guarantor’s risk with respect to the Guaranteed Obligations, any Borrower or any other Person under or in connection with this Guaranty Agreement; (v) notice of presentment for payment, demand, protest and notice thereof, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence or promptness in enforcement, and indulgences of every kind as to any promissory notes or other instruments; (vi) notice of any of the events or circumstances enumerated in Section 4, and all other notices and demands to which such Guarantor might otherwise be entitled (except if such notice is specifically required to be given to such Guarantor hereunder or under any other Loan Documents); (vii) any requirement that Lender protect, secure, perfect, or insure its security interest and liens on any Collateral or other property as security for the Guaranteed Obligations or exhaust any right or take any action against Lender or any other Person or any Collateral or any other property subject to a security interest or lien; (viii) the benefit of any statute of limitation applicable to enforcement of the Guaranteed Obligations, or any portion thereof, or any security interests or liens in the Collateral or other property as security for the Guaranteed Obligations or this Guaranty Agreement; (ix) all rights by which such Guarantor might be entitled to require suit on an accrued right of action in respect of any of the Guaranteed Obligations or require suit against any Borrower or any other Person, whether arising pursuant to Section 17.001 or Section 43.002 of the Texas Civil Practice and Remedies Code, as amended,, or Rule 31 of the Texas Rules of Civil Procedure, as amended, or otherwise; or (x) any other defense of any Borrower or any other Person (other than that the Guaranteed Obligations shall have been paid and performed in full, or in part, to the extent of any such partial payment or performance).

(b) Each Guarantor hereby waives and agrees not to assert against Lender, to the extent allowed by any Applicable Law: (i) any defense, setoff, counterclaim, or claim of any kind or nature available to any Borrower or any other Person against Lender arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security interest or lien in the Collateral or any other property as security for the Guaranteed Obligations; or (ii) any right or defense arising by reason of any claim or defense based upon an election of remedies by Lender under any Applicable Law.

(c) Lender shall have the right to seek recourse against any or all Guarantors to the fullest extent provided for herein, and no election by Lender to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Lender’s right to proceed in any other form of action or proceeding or against other parties unless Lender has expressly waived such right in writing. Without limiting the foregoing, no action or proceeding by Lender under any document or instrument evidencing the Guaranteed Obligations shall serve to diminish the liability of any Guarantor under this Guaranty Agreement except to the extent that Lender finally and unconditionally shall have realized payment in full of the Guaranteed Obligations.

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(d) Each Guarantor waives, and agrees that its liability hereunder shall not be affected by, any neglect, delay, omission, failure, or refusal of Lender to (i) exercise or properly or diligently exercise any right or remedy with respect to any or all of the Guaranteed Obligations or the collection thereof or any security interests or liens or other security for or guaranty of the Guaranteed Obligations, or any portion thereof, (ii) take or prosecute, or properly or diligently take or prosecute, any action for the collection of any or all of the Guaranteed Obligations against any Borrower, any Guarantor or any other Person in respect of any or all of the Guaranteed Obligations, (iii) foreclose or prosecute, or properly or diligently foreclose or prosecute, any action in connection with any agreement, document or instrument or arrangement evidencing, securing, or otherwise affecting all or any part of the Guaranteed Obligations, or (iv) mitigate damages or take any other action to reduce, collect, or enforce the Guaranteed Obligations;

(e) Lender may at any time, without the consent of or notice to any Guarantor, without incurring responsibility to any Guarantor and without impairing, releasing, reducing, or affecting the obligations of any Guarantor hereunder: (i) change the manner, place, or terms of payment of all or any part of the Guaranteed Obligations, or renew, extend, modify, rearrange, refinance, refund, increase or alter all or any part of the Guaranteed Obligations; (ii) sell, exchange, release, surrender, subordinate, realize upon, or otherwise deal with in any manner and in any order any Collateral and any security interest or lien securing all or any part of the Guaranteed Obligations or this Guaranty Agreement or setoff against all or any part of the Guaranteed Obligations; (iii) neglect, delay, omit, fail, or refuse to take or prosecute any action for the collection of all or any part of the Guaranteed Obligations or this Guaranty Agreement or to take or prosecute any action in connection with any of the Loan Documents; (iv) exercise or refrain from exercising any rights against any Borrower or other Person, or otherwise act or refrain from acting; (v) settle or compromise all or any part of the Guaranteed Obligations and subordinate the payment of all or any part of the Guaranteed Obligations to the payment of any indebtedness, liabilities, or obligations which may be due or become due to Lender; (vi) release all or any one or more parties to any one or more of the Loan Documents or grant forbearance or other indulgences to any Borrower or any other Person in respect thereof; (vii) amend or modify in any manner and at any time (or from time to time) any of the Loan Documents; (viii) partially or fully release or substitute any Guarantor, or enforce, exchange, release, or waive any security for the Guaranteed Obligations, or any portion thereof; (ix) bring suit against any and all Persons liable or obligated in respect of the Guaranteed Obligations, collectively together, jointly and severally or separately, and apply any amounts obtained by Lender in such manner as Lender may elect, subject to the Loan Documents; and (x) apply to the Guaranteed Obligations any sums paid to Lender by any Borrower, any Guarantor or any other Person as provided by the Loan Documents.

(f) Should Lender seek to enforce this Guaranty Agreement by action in any court or otherwise, each Guarantor waives any requirement, substantive or procedural, that (i) rights or remedies be enforced first against any Borrower or any other Person liable for all or any part of the Guaranteed Obligations, including, without limitation, that a judgment first be rendered against such Borrower or any such Person, or that such Borrower or any such Person should be joined in such cause or (ii) enforcement shall first be made against any Collateral or other property which shall ever have been given to secure all or any part of the Guaranteed Obligations or this Guaranty Agreement.

(g) No Guarantor’s obligations under this Guaranty Agreement shall be impaired by any action, if any, which results in the denial or impairment of any right to seek a deficiency against any Borrower.

(h) Each Guarantor agrees that it has the sole responsibility for keeping itself informed of the financial condition of Borrowers and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations or any part thereof, and Lender shall not have any obligation or duty to advise such Guarantor of information known to it regarding such condition or any such circumstance.

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(i) Each Guarantor consents and agrees that Lender shall not have any obligation to marshal assets securing the Guaranteed Obligations in favor of such Guarantor.

(j) Lender may, at any time and from time to time in its discretion (subject to the Loan Agreement) and with or without valuable consideration, allow substitution or withdrawal of Collateral or other security and release Collateral or other security without impairing or diminishing the indebtedness, liabilities, or obligations of such Guarantor under this Guaranty Agreement.

(k) Any determination by a court of competent jurisdiction of the amount of any principal and/or interest or other amount constituting any of the Guaranteed Obligations shall be conclusive and binding on each Guarantor irrespective of whether such Guarantor was a party to the suit or action in which such determination was made.

6. Default. Upon the occurrence and during the continuation of an Event of Default, each Guarantor agrees to pay to Lender, at its office located in Dallas County, Texas, or at such other place as Lender may specify to such Guarantor in writing, on demand by Lender and without further notice of dishonor and without notice of any kind to any Borrower, any Guarantor, or any other Person, the full unpaid amount of the Guaranteed Obligations, in immediately available funds, or such lesser amount, if any, as may then be due and payable and demanded by Lender from time to time. If acceleration of the time for payment of any amount payable by Borrowers under or with respect to any of the Guaranteed Obligations is stayed or otherwise delayed upon the insolvency, bankruptcy, or reorganization of any Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Obligations shall nonetheless be payable by Guarantors hereunder promptly on demand by Lender, each Guarantor expressly and unconditionally agrees to make such payment to Lender in full.

7. No Waiver. No failure on the part of Lender to exercise, and no forbearance, delay or omission by Lender in exercising, any right or remedy hereunder shall impair such right or remedy or operate or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder.

8. Notice of Sale. In the event that Guarantors are entitled to receive any notice under the UCC, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral or other property securing all or any part of the Guaranteed Obligations or this Guaranty Agreement, it is agreed that at least ten (10) days’ notice to Guarantors of the time and place of any public sale, or the time after which any private sale or other disposition may be made of any such Collateral or other property, shall be deemed to be reasonable notice in conformity with such requirements.

9. Payment by Guarantor. Whenever any Guarantor pays any sum which is or may become due under this Guaranty Agreement, written notice must be delivered to Lender contemporaneously with such payment.

10. Binding Effect. This Guaranty Agreement is for the benefit of Lender, and its successors and assigns, and in the event of an assignment by Lender (in accordance with the terms of the Loan Agreement) of the Guaranteed Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness, liabilities, and obligations so assigned, shall be deemed transferred with such indebtedness, liabilities, and obligations without necessity of further express action. This Guaranty Agreement is binding upon each Guarantor and its successors and permitted assigns.

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11. Subordination of Indebtedness and Liens. The payment of any and all principal of and interest on all Debt of any Borrower to any Guarantor, whether direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, now or hereafter existing, due or to become due to such Guarantor under any and all circumstances, including, without limitation, any rights of subrogation of such Guarantor in respect of any payment by such Guarantor under this Guaranty Agreement (herein called the “Subordinated Debt”), shall in all respects be subordinate and junior in right of payment and enforcement to the prior payment and enforcement in full of the Guaranteed Obligations as provided in this Section. Except to the extent, if any, as may be expressly permitted by the Loan Agreement, no payment shall be made on or with respect to the Subordinated Debt unless and until the Guaranteed Obligations shall have been paid and performed in full. In the event that any Guarantor shall receive any payment on account of the Subordinated Debt in violation of this Section, such Guarantor will hold, or cause to be held (as the case may be), any amount so received in trust for the benefit of Lender and will forthwith deliver, or cause to be delivered (as the case may be), such payment to Lender, in the form received, to be applied to the Guaranteed Obligations. All security interests and liens, if any, at any time securing payment of all or any part of the Subordinated Debt (herein called the “Subordinated Liens”) shall be and remain inferior and subordinate to the security interests and liens securing payment of all or any part of the Guaranteed Obligations, regardless of whether such Subordinated Liens presently exist or are hereafter created or when such Subordinated Liens were created, perfected, filed, or recorded (provided that the foregoing shall not be interpreted or deemed to allow the existence of any security interests or liens that are prohibited by the Loan Documents). No Guarantor shall exercise or enforce any creditors’ rights or remedies that it may have against any Borrower, or foreclose, repossess, sequester, or otherwise institute any action or proceeding (whether judicial or otherwise, including, without limitation, the commencement of, or joinder in, any bankruptcy, insolvency, reorganization, liquidation, receivership, or other debtor relief law) to enforce the Subordinated Debt or any Subordinated Lien on any assets of any Borrower unless and until the Guaranteed Obligations shall have been paid and performed in full. The terms and provisions of this Section are given by Guarantors as additional rights and benefits to any and all other subordination agreements heretofore, concurrently herewith, or hereafter executed by any Guarantor to or in favor of Lender, and nothing in this Guaranty Agreement shall be deemed to in any way negate or replace any other such previous, concurrent, or subsequent subordination agreements.

12. Right of Offset. Each Guarantor hereby grants to Lender right of offset to secure the payment of the Guaranteed Obligations and such Guarantor’s obligations and liabilities hereunder, which right of offset shall be upon any and all monies, securities and other property (and the proceeds therefrom) of such Guarantor now or hereafter held or received by or in transit to Lender from or for the account of such Guarantor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special), credits and claims of such Guarantor at any time existing against Lender. Upon the occurrence of any Event of Default, Lender is hereby authorized at any time and from time to time, without notice to any Guarantor, to offset, appropriate and apply any and all items hereinabove referred to against the Guaranteed Obligations and such Guarantor’s obligations and liabilities hereunder irrespective of whether or not Lender shall have made any demand under this Guaranty Agreement and although such obligations and liabilities may be contingent or unmatured. Lender agrees promptly to notify Guarantors after any such offset and application made by Lender, provided that the failure to give such notice shall not affect the validity of such offset and application. The rights of Lender under this section are in addition to, and shall not be limited by, any other rights and remedies (including other rights of offset) which Lender may have.

13. Invalid Provisions. If any provision of this Guaranty Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Guaranty Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision was not a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. Notwithstanding any language to the contrary contained herein, no provision herein or in any other Loan Document evidencing the Guaranteed Obligations shall require the payment or permit the collection of interest in excess of the maximum permitted by any Applicable Law.

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14. Modification in Writing. No modification, consent, amendment, or waiver of any provision of this Guaranty Agreement, and no consent to any departure by any Guarantor herefrom, shall be effective unless the same shall be in writing and signed by a duly authorized officer of Lender and, as to any modification or amendment, such Guarantor, and then shall be effective only in the specific instance and for the specific purpose for which given.

15. Limited Effect of Notices; Consents. No notice to or demand on, or consent by, any Guarantor in any case shall, of itself, entitle any Guarantor to any other or further notice or demand, or right to grant or refuse consent, in similar or other circumstances.

16. Cumulative Rights. All rights and remedies of Lender under this Guaranty Agreement are cumulative of each other and of every other right or remedy which Lender may otherwise have under any applicable law or under any other agreement.

17. Expenses. Each Guarantor agrees, jointly and severally, to pay on demand all reasonable costs and expenses incurred by Lender in connection with the negotiation, preparation, execution, and performance of this Guaranty Agreement and any and all amendments, modifications, renewals, restatements, and/or supplements hereto from time to time, including, without limitation, reasonable attorneys’ fees. If a Guarantor should breach or fail to perform any provision of this Guaranty Agreement, the Guarantors agree to pay to Lender all reasonable costs and expenses incurred by Lender in the enforcement of this Guaranty Agreement from time to time, including, without limitation, reasonable attorneys’ fees.

18. Limitation of Liability. Notwithstanding anything in this Agreement to the contrary, the liability of each Guarantor hereunder shall be limited to the maximum amount of liability that can be incurred without rendering this Guaranty Agreement, as it relates to each Guarantor, voidable under Applicable Law relating to fraudulent transfer or fraudulent conveyance, and not for any greater amount.

19. Governing Law; Venue; WAIVER OF JURY TRIAL.

(a) THIS GUARANTY AGREEMENT HAS BEEN EXECUTED OR COMPLETED AND/OR IS TO BE PERFORMED IN NEW YORK, AND IT AND ALL TRANSACTIONS HEREUNDER OR PURSUANT HERETO SHALL BE GOVERNED AS TO INTERPRETATION, VALIDITY, EFFECT, RIGHTS, DUTIES AND REMEDIES OF THE PARTIES HEREUNDER AND IN ALL RESPECTS BY THE LAWS OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW.

(b) EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS ITSELF TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN NEW YORK COUNTY, ROCKLAND COUNTY OR WESTCHESTER COUNTY, NEW YORK, AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING RELATING TO THIS GUARANTY AGREEMENT OR ANY OTHER RELATIONSHIP BETWEEN LENDER AND SUCH GUARANTOR BY ANY MEANS ALLOWED UNDER STATE OR FEDERAL LAW. ANY LEGAL PROCEEDING ARISING OUT OF OR IN ANY WAY RELATED TO THIS GUARANTY AGREEMENT OR ANY OTHER RELATIONSHIP BETWEEN LENDER AND ANY GUARANTOR MAY BE BROUGHT AND LITIGATED IN ANY ONE OF THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, ROCKLAND COUNTY OR WESTCHESTER COUNTY, NEW YORK, HAVING JURISDICTION. THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, THAT ANY SUCH PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER.

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(c) EACH GUARANTOR (AND LENDER, BY ITS ACCEPTANCE OF THIS GUARANTY AGREEMENT) HEREBY (i) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AMONG OTHER THINGS, BY THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

20. Notices. All notices or demands by any party relating to this Guaranty Agreement shall be given as set forth in the Loan Agreement.

21. Survival. All representations, warranties, covenants, and agreements of Guarantors in this Guaranty Agreement shall survive the execution of this Guaranty Agreement.

22. Counterparts. This Guaranty Agreement may be executed in any number of counterparts and a telecopy, pdf or other electronic transmission of any such executed counterpart shall be deemed valid as an original.

23. FINAL AGREEMENT. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES HERETO.

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IN WITNESS WHEREOF, each of the undersigned Guarantors has executed this Guaranty Agreement as of the effective date specified in the introductory paragraph hereinabove.

GUARANTORS:

AIR INDUSTRIES GROUP, a Nevada corporation

By:	/s/ Michael Recca
	Name:	Michael Recca
	Title:	Chief Financial Officer

AIR REALTY GROUP, LLC, a Connecticut limited liability company

By:	/s/ Michael Recca
	Name:	Michael Recca
	Title:	Chief Financial Officer

GUARANTY AGREEMENT (AIR INDUSTRIES) – Signature Page